TRANSFER OF MINING RIGHTS CONTRACT SUBSCRIBED BY A) RAMIRO TREVIZO LEDEZMA, VÍCTOR MANUEL GÓMEZ FREGOSO AND ISIDRO AMED HERNÁNDEZ JIMÉNEZ, THESE GENTLEMEN PER THEIR OWN RIGHT (THE GRANTORS) AND B) CORPORACIÓN AMERMIN, S. A. DE C. V., REPRESENTED IN THIS ACT BY RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR (THE GRANTEE), JOINTLY NAMED THE “PARTIES”, IN ACCORDANCE TO THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES.

PREVIOUS RECORDS

I.

The GRANTORS are the title holders derived from 3 (three) Mining Concessions indicated forthcoming the CONCESSIONS, being Mr. Ramiro Trevizo Ledezma title holder of 50% (fifty per cent), Mr. Víctor Manuel Gómez Fregoso, title holder of 25% (twenty five per cent), and Isidro Amed Hernández JIménez title holder of the remaining 25% (twenty five per cent).

Title:	227,786
Name of lot:	Brisas de Oro 2
Ubicación:	Municipality of Quiriego, Sonora
Surface:	2373.5239 Hectares

Title:	228,329
Name of lot:	Brisas de Oro Fraction I
Ubicación:	Municipality of Quiriego, Sonora
Surface:	3095.1018 Hectares

Title:	228, 330
Name of lot:	Brisas de Oro Fraction II
Ubicación:	Municipality of Quiriego, Sonora
Surface:	960.0639 Hectares

II.

Because it so is convenient to their respective interests, the GRANTORS have decided to onerously transfer in favor of the GRANTEE the titles of the CONCESSIONS, receiving in exchange as counterclaim the amount described in the following clauses:

DECLARATIONS

I.

Mr. Ramiro Trevizo Ledezma, per his own right and under oath of stating the truth, declares that:

1. He is a Mexican citizen, of age, in full use of his physical and mental abilities, reason by which he enjoys the full capacity to subscribe this present contract:

2. He is duly inscribed in the Federal Taxpayers Registry and to date current in his income tax payments and other contributions that have corresponded to him, and;

3. It is his free will to transfer in favor of the GRANTEE his title holding of 50% (fifty per cent) of the mining rights derived from the CONCESSIONS. Receiving in exchange as counterclaim the amount described in the forthcoming clauses.

II.

Mr. Víctor Manuel Gómez Fregoso, per his own right and under oath of skating the truth, that;

1. He is a Mexican citizen, of age, in full use of his physical and mental abilities, reason by which he enjoys the full capacity to subscribe this present contract:

2. He is duly inscribed in the Federal Taxpayers Registry and to date current in his income tax payments and other contributions that have corresponded to him, and;

3. It is his free will to transfer in favor of the GRANTEE his title holding of 25% (twenty five per cent) of the mining rights derived from the CONCESSIONS. Receiving in exchange as counterclaim the amount described in the forthcoming clauses.

III.

Mr. Isidro Amed Hernández Jiménez , per his own right and under oath of skating the truth, that;

1. He is a Mexican citizen, of age, in full use of his physical and mental abilities, reason by which he enjoys the full capacity to subscribe this present contract:

2. He is duly inscribed in the Federal Taxpayers Registry and to date current in his income tax payments and other contributions that have corresponded to him, and;

3. It is his free will to transfer in favor of the GRANTEE his title holding of 25% (twenty five per cent) of the mining rights derived from the CONCESSIONS. Receiving in exchange as counterclaim the amount described in the forthcoming clauses.

IV.

The GRANTEE per the offices of his legal representative and under oath of stating the truth, declares that;

1. It is a Mexican mercantile society, duly established and operating in agreement with the applicable and current legislation of the United States of

Mexico as faith of it is given in Public Writ number 9,311, granted on the 9th of August 1995 before testimony of Mr. José R. Miller Hermosillo, Attorney, Public Notary number 2 of the Morelos Judicial District, State of Chihuahua, instrument which is duly inscribed in the Public Registry of Commerce of stated District under electronic mercantile folio number 21298*10;

2. His representatives enjoys the powers, mandates and the sufficient and necessary faculties to subscribe this present contract, as evinced in the instrument described in the foregoing numeral, and same that to date have not been limited, restrained, suspended or revoked;

3. He is duly inscribed in the Federal Taxpayers Registry under Fiscal Certificate number CAM.980810-K77 and to date current in his income tax payments and other contributions that have corresponded to him, and;

4. It is the will of his Board of Directors to subscribe this present contract with the purpose that the GRANTEES transfer to him 100% (one hundred per cent) of the title holdings of the mining rights derived from the CONCESSIONS, paying in exchange a certain and determined price, and complying in full to the terms and conditions of this present contract.

V.

PARTIES declare per their own right, the first three, and through the offices of his legal representative the last one, under oath of stating the truth, that they assist to the subscription of this present document in good faith, free on any deceit, error, violence or any other vitiation in their consent with the purpose of committing themselves to the following:

CLAUSES

FIRST. OBJECT: By virtue of the subscription of this contract the GRANTORS transfer in definite in favor of the GRANTEE in all that in fact and in rights corresponds, the full title holding of the CONCESSIONS in the percentages that corresponds to each as has been established in the Previous Facts of this present instrument. On his part, the GRANTEE commits himself to pay and effectively pays in favor of the GRANTORS, in the proportions described, the certain and determined price indicated in the following clauses, heeding in every instance to the terms and conditions of this contract.

SECOND. PRICE: For the transfer of the complete title holding of the CONCESSIONS, the GRANTEE commits himself to pay in favor of the GRANTORS the certain and determined price  fixed in the amount of $2,608.70 Dollars (Two thousand six hundred and eight 70/100 Dollars in American States currency) plus the corresponding Added Value Tax, an amount total of $3,000.00 Dollars (Three thousand Dollars in United States currency 00/100). The PRICE.

Taking into consideration the applicable percentage of each of the GRANTORS upon the title holding of the rights derived from the CONCESSIONS, the GRANTEE will pay the PRICE split in the following manner: 1. In favor of  Ramiro Trevizo Ledezma the total amount of of $1,500.00 Dollars (Fifteen hundred Dollars 00/100 in United States currency), Added Value Tax included; 2. In favor of Mr. Víctor Manuel Gómez Fregoso, the total amount of $750.00 Dollars (Seven hundred and fifty Dollars 00/100 in United States currency), Added Value Tax included and; in favor of Mr. Isidro Amed Hernández Jiménez, the total amount of $750.00 Dollars (Seven hundred and fifty Dollars 00/100 in United States currency), Added Value Tax included.

THIRD. MANNER, TIME AND PLACE OF PAYMENT: The GRANTEE pays at the moment of the subscription of this present contract the PRICE in favor of the GRANTORS either by nominal check or, by means of an electronic transfer of funds to the bank accounts that to such an effect are determined, as requested by these latter. Consequently, the GRANTORS expressly accept that this instrument becomes the receipt of payment for all legal purposes that may take place.

FOURTH. FORMALIZATION OF THE TRANSFER OF RIGHTS. PARTIES commit themselves to ratify before Notary or Public Broker this present document as soon as possible with the purpose that same be inscribed in the General Direction of Mines, a dependency of the Secretary of the Economy.

FIFTH. CONFIDENTIALITY. PARTIES expressly commit themselves to keep the totality of past, present and future information in a confidential character related to this document and extending such an obligation to the persons in may be disclosed to either private or corporate.

The PARTY recipient of confidential information must limit access to it to its representatives or employees who, under a justified cause, should request access to such information. In such cases, PARTIES must commit these people to the obligations of confidentiality.

For purposes of this clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that is to date or in the future considered as public domain, if and ever such consideration did not derive from the incompliance by any of the PARTIES to the stipulation of this clause, or; 3. Information that must be disclosed to in agreement to Law or by an Administrative or Judicial Mandate issued by competent authorities, including those of the Stock Exchange.

PARTIES agree that the duration of the obligation contracted by virtue of this present clause will subsist indefinitely, even after the end of the duration of this present instrument.

In case of a non compliance, PARTIES expressly reserve to themselves the actions that per law correspond to them, both in administration and judicial, in order to claim indemnity per harms and damages, as well as other sanctions that are applicable.

SIXTH. FISCAL OBLIGATIONS: On being registered and regularized before the Federal Taxpayers Registry, as well as being current in income tax payments and other contribution that might have corresponded to date, PARTIES agree that each one of them will defray in separate payments on tax that correspond to them individually in compliance to the terms and conditions of this present instrument, complying to the applicable and current fiscal legislation., and committing themselves to keep their counterpart safe regarding any fiscal responsibility that might be imputed in infringement to this clause by competent authorities.

SEVENTH. TOTALITY OF THE CONTRACT: PARTIES accept that this present agreement contains the totality of the agreements between them regarding the object, and leaving without effect or cancelling the totality of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing or verbally.

EIGHTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in agreement with the Mining Law, its Ruling and the Federal Civil Code among other applicable and current legal dispositions within the United States of Mexico.

NINTH. JURISDICTION: In case there may arise controversies related with the validity, intention, interpretation, execution or compliance of this contract, PARTIES expressly agree to submit same to the competent courts of law of the Morelos Judicial District in the City of Chihuahua, State of Chihuahua, and giving up as of this moment any other jurisdiction that might correspond to them by reason of their present or future addresses or by any other circumstance.

BOTH PARTIES IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, ON THE FIRST OF AUGUST TWO THOUSAND AND SEVEN.

The GRANTORS

Signature

RAMIRO TREVIZO LEDEZMA

PER HIS OWN RIGHT

Signature

VÍCTOR MANUEL GÓMEZ FREGOSO

PER HIS OWN RIGHT

Signature

ISIDRO AMED HERNÁNDEZ JIMÉNEZ

PER HIS OWN RIGHT

THE GRANTEE

Signature

CORPORACIÓN AMERMIN, S. A. DE C. V.

REPRESENTED IN THIS ACT BY:

RAMIRO TREVIZO LEDEZMA

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NOTARY RATIFICATION

In the city of Chihuahua, State of Chihuahua, on the tenth day of the month of August of the year two thousand and seven, before me Eugenio Fernando García Russek, Attorney, ascribed to Public Notary number twenty eight of this Morelos Judicial District and acting as Notary per license of the offices title holder, Mr. Felipe Colomo Castro, Attorney, there appeared before me-----------------------------------------------------

On first instance, Messers Ramiro Trevizo Ledezma, Víctor Manuel Gómez Fregoso and Isidro Amed Hernández Jiménez, each and all per their own right and in second instance Mr. Ramiro Trevizo Ledezma in his personality as Sole Adminisntrator of CORPORACIÓN AMERMIN, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (Stock Company with Varying Amount of Capital), personality that he will accredit farther on, and who exposed--------------------------------------------------------

That they acknowledge the signatures appearing at the bottom of the previous document as having been written by themselves in their own handwriting and to be same they use for all of their businesses and ratifying the content of same-----------------------------------

PERSONALITY

In order to accredit the legal existence of CORPORACIÓN AMERMIN, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE as well as his personality as Sole Administrator, Mr. RAMIRO TREVIZO LEDEZMA exhibited before me and so I give faith certified copy of Public Writ number 9311 granted in this city of Chihuahua on the ninth of August of the year Nineteen hundred and ninety five before Mr. José R. Miller Hermosillo, Notary Public number two, currently in exercise for this Morelos Judicial District of the State of Chihuahua, and whose first testimony is inscribed under mercantile folio number 21164*10 by which CORPORACIÓN AMERMIN, SOCIEDAD ANÓNIMA, S. A. DE C. V., was established, and document which I add certified copy by the undersigned marked with numeral “1” ONE.--------------------------

---------Mr. RAMIRO TREVIZO LEDEZMA states under oath of stating the truth that the nomination with he appears has not been revoked and no manner terminated and that his faculties have not been limited------------------------------------------------------------

Signature

/s/ Ramiro Trevizo Ledezma

RAMIRO TREVIZO LEDEZMA

Signature

/s/ Victor Manuel Gomez Fregoso

VÍCTOR MANUEL GÓMEZ FREGOSO

Signature

/s/ Isidro Amed Hernandez Jimenez

ISIDRO AMED HERNÁNDEZ JIMÉNEZ

 I AUTHORIZE THIS PRESENT ACT AND TAKE NOTICE OF IT IN THE THIRTEENTH VOLUME OF THE BOOK OF REGISTRATION OF ACTS OUT OF PROTOCOL OF THE NOTARY UNDER MY CHARGE UNDER NUMERAL 14,606, IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAUA, ON THE 10TH AUGUST 2007.

ASCRIBED TO PUBLIC NOTARY NUMBER TWENTY EIGHT

Signature

/s/ Eugenio Fernando Garcia Russek

EUGENIO FERNANDO GARCÍA RUSSEK

ATTORNEY AT LAW

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I, Eugenio Fernando García Russek, Attorney, ascribed to Public Notary number twenty eight of this Morelos Judicial District and acting as Notary per license of the offices title holder, Mr. Felipe Colomo Castro, Attorney, give faith and certify----------

Having had before my sight the document that accredits the legal existence of CORPORACIÓN AMERMIN, S.A. DE C. V.¸ and which I related below---------------

Public Writ number 9311 granted in this city of Chihuahua on the ninth of August of the year Nineteen hundred and ninety five before Mr. José R. Miller Hermosillo, Notary Public number two, currently in exercise for this Morelos Judicial District of the State of Chihuahua, and whose first testimony is inscribed under mercantile folio number 21164*10 by which CORPORACIÓN AMERMIN, SOCIEDAD ANÓNIMA, S. A. DE C. V., was established through previous permit from the Secretary of Foreign Affairs number 08000365, in file number 9508000359, Folio number 609 issued in this city of Chihuahua on the fourteenth June 1990. Of said document I transcribe the following clauses-------------------------------------------------------------------------------------

FIRST: The appearing parties establish a Mercantile Society under the name of “Corporación Amermin”, followed by the words “Sociedad Anónima de Capital Variable” (Stock Company with Varying Amount of Capital), or by its abbreviations, S. A. de C. V. -------------------------------------------------------------------------------------------

SECOND: The Society will have as its object: 1. The purchase, sale, acquisition by any concept, alienation, trade, import and export of all kinds of implements and articles related with the mining and metallurgical industries, with Civil Engineering and with construction in general. The Society will be in the capacity to carry out all acts conductive to the accomplishment of this object and, in an enunciatively manner, but not limiting, will be able to: establish and run branch offices and agencies in any locality of the Mexican Republic or abroad; establish, lease and buy, and in general negotiate in any manner with mobile goods and real estate necessary for the compliance of its social activities; alienate, lease, transfer, mortgage and burden in any manner any good acquired or exploited by the Society; acquire, lease and take on lease and administer transportation equipment necessary for the distribution and commerce of the products object of the Society within the country and abroad; acquire all kinds of national and foreign establishments including their shares or social portions, goods and rights; acquire exploration and exploitation mining concessions or their contractual rights for exploration and exploitation of any kind of minerals as well as to alienate, burden or in any other manner make use of such concessions and rights; acquire, install, project, purchase, sell, give and take on lease, operate ore dressing plants and all types of appliances, equipment, accessories and materials related with its social object; exploit earth dumps, tailings, drosses, and slags and all kinds of minerals and substances derived thereof; offer technical services as well as legal and consultancies and also administrative services related to its object; obtain and exploit trade names, patents, brand names and represent national and foreign enterprises; carry out operations with all kinds of titles of credit, give and accept loans with or without collateral and carry out all kinds of mercantile or civil activities necessary or required in order to accomplish the society’s objects. ------------------------------------------------------------------------------------

Of the Society’s statutes I transcribe the following---------------------------------------------

CHAPTER III: OF THE ADMINISTRATION OF THE SOCIETY: EIGHTH ARTICLE: The Society will be administered and directed by a Sole Administrator who will remain in his charge per an unlimited lapse of time and who in any case will remain in his charge until the person who will be in his stead takes over per agreement of the Shareholders General Assembly. Society’s Managers can also be named who will remain in office per an unlimited lapse of time and who, in any case, will hold office until the persons that should take over take their stead unless their nomination is revoked, in which case they will cease their charges immediately. The Managers’ faculties that are named will be determined by the Shareholders Assemblies agreeing on their nomination.

NINTH ARTICLE: THE SOLE ADMINISTRATOR: Will have the legal representation of the Society and, consequently, will be invested with the following faculties and obligations:

a) Will manage the businesses and social goods with the widest berth of General Empowerment under the terms of the second paragraph of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua, as well as by it related article 2554 (two thousand five hundred and fifty four), second paragraph of the Civil Code for the Federal District:

b) Will be conferred with a General Power for Litigation and Collection and Acts of Administration with expressed faculties to subscribe titles of credit under the terms of the 9th article of the General Law of Titles and Credit Operations under the terms of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua and its related article number 2554 (two thousand five hundred and fifty four) of the Civil Code for the Federal District that reads as follows:

: Will have the legal representation of the Society and, consequently, will be invested with the following faculties and obligations:

a) Will manage the businesses and social goods with the widest berth of General Empowerment under the terms of the second paragraph of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua, as well as by it related article 2554 (two thousand five hundred and fifty four), second paragraph of the Civil Code for the Federal District:

b) Will be conferred with a General Power for Litigation and Collection and Acts of Administration with expressed faculties to subscribe titles of credit under the terms of the 9th article of the General Law of Titles and Credit Operations under the terms of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua and its related article number 2554 (two thousand five hundred and fifty four) of the Civil Code for the Federal District that reads as follows:

ARTICLE 2453: In the General Mandate for Litigation and Collection it will suffice to set down that it is granted with all general faculties and those special requiring special clause per Law, in order that they may be understood as conferred without any limitation. In the General Mandate for the administration of goods it will suffice to express that it is conferred in such a wise in order for the mandatory be able to exercise all administrative faculties. In the General mandate to exercise Acts of Dominion, it will suffice to express that they are granted in such a character in order for the mandatory to exercise all faculties as owner in relation to goods as well as to exercise all actions required to protect them. In cases of gratuitous acts the express authority of the mandatory is obligatory. When a limitation in faculties of the mandatories is exercised in the three cases before mentioned, these limitations will be consigned or the mandate will be special. Notary Public will insert this article in the instruments of mandate that are granted.

TWENTIETH ARTICLE: During the General Assembly each share will enjoy the right of one vote. In case of a tie, the deciding vote will that of the Assembly’s President. Voting will be economic unless two shareholders request it be nominal or per certificate.

TWENTY FIRST ARTICLE. The resolutions of the Ordinary Assemblies will be by a majority of votes of those shares represented at the Assembly. The resolutions of the Extraordinary Assemblies will be by a majority of votes representing at least 51% of the Social Capital.

TWENTY SECOND ARTICLE: The decisions of the Assembly taken under the terms of the statutes will oblige all of the partners, even those absent or in dissent.

TWENTY THIRD ARTICLE: Of all of the Assemblies an act must be taken up in writing and will be signed by the persons that acted as President and as Secretary as well as by the Commissar assisting. They will be added to the appendix of the Book those documents presented during the Assembly, its summons and the List of Attendees, subscribed by the attendees and the scrutinizers.

CITY OF CHIHUAHUA, STATE OF CHIHUAHUA ON THE TENTH OF AUGUST 2007

ASCRIBED TO PUBLIC NOTARY NUMBER TWENTY EIGHT

Signature

/s/ Eugenio Fernando Garcia Russek

EUGENIO FERNANDO GARCÍA RUSSEK

Attorney at Law

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